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                                                                   EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the use in the Prospectus constituting part of this Registration Statement on Form S-1 of our report dated March 6, 1998, relating to the financial statements of Brigham Exploration Corporation, which appears in such Prospectus. We also consent to the reference to us under the heading "Experts" in such Prospectus.


/S/ PRICE WATERHOUSE LLP
PRICE WATERHOUSE LLP


Houston, Texas
May 28, 1998